UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2014

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Endologix, Inc. (the “Company”) held its 2014 annual meeting of stockholders on Thursday, May 22, 2014 (the “Annual Meeting”), at its offices located at 11 Studebaker, Irvine, California. At the Annual Meeting, the Company’s stockholders: (a) elected Daniel Lemaitre to serve on the Board of Directors as the Class I member for a three-year term expiring upon the Company’s 2017 annual meeting of stockholders and until his successor is duly elected and qualified; (b) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (c) approved an amendment to the Company’s amended and restated certificate of incorporation increasing the number of authorized shares of common stock and capital stock thereunder from 75,000,000 shares to 100,000,000 shares and increasing the total number of authorized shares of capital stock from 80,000,000 shares to 105,000,000 shares; and (d) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.
As of April 14, 2014, the record date for the Annual Meeting, the Company had 64,013,757 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 59,036,988 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote. The following sets forth detailed information regarding the voting results at the Annual Meeting:
Proposal No. 1: Election of the Class I nominee to serve on the Board of Directors for a three-year term expiring upon the Company’s 2017 annual meeting of stockholders and until his successor has been duly elected and qualified.

Class I Nominee	Votes For	Votes Withheld	Broker Non-votes
Daniel Lemaitre	52,026,604	1,089,550	5,920,834
Proposal No. 2: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
52,917,870	88,483	109,801	5,920,834
Proposal No. 3: Approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock thereunder from 75,000,000 shares to 100,000,000 shares and to increase the total number of authorized shares of capital stock from 80,000,000 shares to 105,000,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
57,902,922	885,880	248,186	0
Proposal No. 4: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
57,952,671	1,078,740	5,577	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: May 23, 2014	/s/ Shelley B. Thunen
Shelley B. Thunen
Chief Financial Officer